U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 5, 2002
                Date of report (Date of earliest event reported)


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


               0-22889                                  06-1453896
        Commission File Number              (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington, CT                       06790
(Address of Principal Executive Offices)                (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


               (Former Name, Former Address and Former Fiscal Year
                          if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer accompanying Amendment No. 2 to the Issuer's Annual Report on Form 10-K for the fiscal year ended May 31, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2 Certification of the Issuer's Chief Executive Officer and its Chief Financial Officer accompanying Amendment No. 1 to the Issuer's Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

          99.3  Letter to the Commission submitting the Certification.

ITEM 9. REGULATION FD DISCLOSURE

     Royal Precision, Inc. (the "Issuer"), reports that, by letter to the Commission, the (a) Certifications of the Issuer's Chief Executive Officer and of its Chief Financial Officer are accompanying Amendment No. 2 to the Issuer's Annual Report on Form 10-K for the fiscal year ended May 31, 2002; and (b) Certifications of the Issuer's Chief Executive Officer and of its Chief Financial Officer are accompanying Amendment No. 1 to the Issuer's Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2002, all in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. Copies of such Certifications are attached to this report as Exhibits 99.1 and 99.2, respectively.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        ROYAL PRECISION, INC.


Dated: December 5, 2002                 By: /s/ John C. Lauchnor
                                            ------------------------------------
                                            John C. Lauchnor, President

                                  EXHIBIT INDEX

                                                                      PAGE IN
                                                                   SEQUENTIALLY
EXHIBIT                                                            NUMBERED COPY
-------                                                            -------------

99.1      Certification of the Issuer's Chief Executive Officer
          and of its Chief Financial Officer accompanying Amendment
          No. 2 to the Issuer's Annual Report on Form 10-K for the
          Fiscal year ended May 31, 2002, in accordance with
          Section 906 of the Sarbanes-Oxley Act of 2002.                __

99.2      Certification of the Issuer's Chief Executive Officer
          and its Chief Financial Officer accompanying Amendment
          No. 1 to the Issuer's Quarterly Report on Form 10-Q for
          the fiscal quarter ended August 31, 2002, in accordance
          with Section 906 of the Sarbanes-Oxley Act of 2002.           __

99.3      Letter to the Commission submitting the Certifications        __